UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 10, 2007

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 10, 2007, the Board of Directors of Celadon Group, Inc. (the "Company") adopted Amendment No. 1 To Amended and Restated Bylaws of Celadon Group, Inc. ("Amendment No. 1").   Specifically, Amendment No. 1 allows for a Direct Registration System whereby the issuance, recordation, and transfers of the Company’s shares may be made by electronic or other means not involving the issuance of certificates and provides that shares of the Company shall be represented by certificates, provided that the Company's Board of Directors (the "Board") may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  The Board adopted Amendment No. 1 to comply with Nasdaq Marketplace Rule 4350(l), which includes the requirement that securities listed on Nasdaq be eligible for direct registration by January 1, 2008.

The description of Amendment No. 1 contained herein is qualified in its entirety by the complete text of the amendment, which is attached to this Form 8-K as Exhibit 3 and incorporated by reference into this item.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	3	Amendment No. 1 to Amended and Restated Bylaws of Celadon Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: December 13, 2007	By:	/s/ Paul Will
Paul Will
Vice Chairman, Chief Financial Officer, Executive Vice President, Treasurer, and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3	Amendment No. 1 to Amended and Restated Bylaws of Celadon Group, Inc.